Exhibit 99.6

American Midstream and JP Energy Agree to Merge to Create a $2 Billion Diversified Midstream MLP:

Dear American Midstream Team:

This morning we announced that American Midstream Partners, LP (NYSE: AMID) and JP Energy Partners LP (NYSE: JPEP) will merge to create a $2 billion diversified midstream MLP.

This is an exciting day for our company as this transformative combination reshapes the two businesses into a single, strategic platform of complementary midstream assets that is significantly better positioned for growth and new business opportunities than either company could achieve separately. The combined business will serve leading North American basins, including the Permian, Gulf of Mexico, Eagle Ford, and Bakken, and own an extensive portfolio of midstream infrastructure.

The merger will create a highly attractive company with the scale, diversification and expanded service offerings to drive significant future growth, profitability and balance sheet strength.

What Happens Next? It’s Business As Usual

Until the transaction is complete, American Midstream and JP Energy will remain separate companies, and it will be business as usual for all of us. The key to our success has been, and will continue to be, maintaining safe, efficient, and reliable operations for our employees and customers. As we move forward, we ask that you continue to focus on your day-to-day responsibilities, and on providing our customers with the service they expect from American Midstream.

In terms of immediate next steps, as in any transaction of this size, the integration process will take time and we are at the early stages of transition-planning. We will also communicate more information to you as quickly as we can on our transition plans.

The transaction has been approved by the Boards of both companies and is scheduled to close later this year or in early 2017, subject to customary closing conditions, including effectiveness of a registration statement on Form S-4 related to the issuance of new American Midstream units to the JP Energy unitholders, approval by the majority of JP Energy public unitholders and regulatory approvals.

Keeping You Informed

Today’s announcement will generate a lot of questions and we will work to get those questions answered as soon as possible. Our commitment is that we will be open and transparent throughout the process.

To help answer questions and to learn more about the merger with JP Energy, please click on the link below to listen to a message from Lynn and J. Patrick Barley, JP Energy’s Chief Executive Officer.

On October 24, 2016, American Midstream Partners, LP and JP Energy Partners LP announced that they have entered into an agreement and plan of merger whereby American Midstream Partners is to acquire JP Energy Partners. The following is a transcript of a video podcast made by Lynn Bourdon, Chairman, President and Chief Executive Officer of American Midstream Partners, LP, and Patrick Barley, Founder, President and Chief Executive Officer of JP Energy Partners LP to the public on October 24, 2016:

Patrick Barley:

Hello, and thank you to all who have joined us on this podcast today.

I am Patrick Barley, Founder, President and CEO of JP Energy Partners.

I am joined today by Lynn Bourdon, Chairman, President and CEO of American Midstream Partners.

Today, Lynn and I are excited to announce to you our plans to merge American Midstream and JP Energy Partners.

This will create a larger, more diversified, more scalable, more competitive and more powerful midstream platform under the name: American Midstream Partners.

While each of our companies has been successful in the past, this merger is truly transformational.

It expands our set of opportunities and enhances our capabilities in the combined entity.

Through this transaction, we will be more valuable to our customers and will operate on a stronger, unified asset platform.

The benefits of this transformative transaction are extensive, but here are just a few of the attributes of the combined American Midstream that most excite us:

1.    First, this transaction significantly increases our scale.

As you know, this is so important in our business.

Scale magnifies our opportunity in the market. When we bid on business, when we drive efficiency, and when we service our clients... scale is a force-multiplier.

Combined, we will be able to provide gathering, processing, transportation and storage services.

We will be able to do more for our customers and reach new customers in the process.

2.    Second, the combination significantly expands our geographic reach.

We will be positioned in some of the best growth basins across the U.S., including the Permian, Eagle Ford, Bakken, offshore Gulf of Mexico, and other key markets.

Our merged network will be able to provide storage services to key market hubs and our product terminal network will service key demand markets across the U.S.

Our customer base will be vast and diverse, including quality producers, utilities and refineries.

3.    Third, like us, American Midstream takes pride in their work, puts safety first, and believes in quality execution.

This mindset is a key part of our success and gives us pride in our work.

There is a great fit between our two companies and our cultural values will be unwavering.

You may also be aware of JP Energy’s strategic relationship with ArcLight Capital Partners.

ArcLight has played a critical role in our success since going public just about two years ago.

For those of you less familiar with this important relationship, ArcLight is a highly-experienced private equity investor in the energy sector.

ArcLight focuses on investing in high-quality infrastructure businesses like ours.

American Midstream also has a strategic relationship with ArcLight.

And I can share with you that the leadership team at ArcLight shares our excitement for this combination and is committed to playing an important role in growing our business going forward.

We have come a very long way in our two years as a public company.

We’ve grown both organically and through strategic acquisitions.

I am very proud of our team and what we have been able to accomplish.

This transaction is the right next step in our evolution, growth and development and we hope that you’ll share our enthusiasm about today’s announcement as we create a bigger, stronger, and more capable company.

With that, I’d like to turn it over to Lynn.

» Lynn Bourdon

Thanks, Patrick and good morning to everyone.

I am excited to be with you today for this announcement.

I fully agree with Patrick; this merger is going to elevate and transform our two businesses into a new platform that is going to allow for higher growth, new business opportunities and a stronger financial position with better access to capital than what either company could achieve separately.

We view this merger as an across-the-board win for all of our stakeholders.

The net result should be enhanced value for our unit holders, our employees, business partners and our customers.

The enhanced value will come from a better ability to compete in the midstream space and, as a result of our larger scale & footprint and stronger financials.

Our business has always been highly competitive and the past several years have been downright tough.

The enhanced competitive characteristics that Patrick and I have talked about will help ensure we are in a position to emerge as clear winners.

With a combined enterprise value of approximately $2-billion dollars and a unified team of over [950] people, we’re very much in a position to do just that – to win, consistently and decisively.

Let’s switch gears for a moment and talk about the merger process itself… Our plan is to complete the merger by year end.

That said, the actual timeline for completion is somewhat dependent on the regulatory process and the agreement of the JP Energy Partners unit holders.

Beyond that, there’s a closing process that’ll also take some time.

We will work to keep you up to date as we cross major milestones.

During the interim, we will be working on a detailed integration plan and preparing to implement a number of important work-streams.

Know that we are committed to making this transition as smooth and quick as possible.

As such, we will be asking for your help to make that happen.

I appreciate that change, even positive change like this merger, can create some anxiety.

That’s a very natural reaction and we will be working to make the transition as smooth as possible.

For those of you who are new to American Midstream, I’m sure you are asking yourself “What can I expect the new company to be like?”

My answer is:

American Midstream should feel a lot like JP Energy.

While some of our businesses are different, they’re also complementary and well aligned and, just as importantly, our culture and values are similar.

1.    First, this is a Team sport. You will hear me say this many more times as we move forward.

As an example...

Just because accounting closes the books on time and without any errors, they don’t get to claim victory if we do not deliver the business results our investors expect.

I could use many sports analogies as well to emphasize the point that we win and lose as a team... therefore we must work together if we expect to be successful.

As a result, we look for everyone to collaborate and work hard to do your role as good as you can.

If a teammate needs help or something extra needs to be done, please take the initiative to step in and work together to get it done.

2.    We also want our organization to have a relentless commitment from yourself and everyone around you to personal and corporate safety; to exceeding our customers needs and expectations; to being environmentally conscious of our surroundings and the way we conduct our business.

3.    We are absolutely committed to personal and business integrity and transparency.

4.    We want to make sure this company is a great place to work.

This means we are committed to respect each other as individuals and the business we are a part of.

(pause)

As we go through the merger and integration process, we are really going to need your help.

This will not be easy... and will require extra effort from everyone.

It is absolutely going to be worth it when we emerge as a single company, so until then we ask that everyone stay focused on our co-workers, customers and business.

I can tell you that very few people get this kind of opportunity to really contribute to building a new company.

It’s hard work, but it is truly rewarding and something you’ll be proud to have been a part of.

Both Patrick and I have great confidence in all of you in making our combined companies a tremendous success.

I know that you will have many questions and we will work to get those answered as soon as possible.

Our commitment to you is that we will be open and transparent throughout the process.

And again, we ask for your support throughout the transition as we prepare for a new journey together.

I am very excited about our future together and am proud to be part of this team with you.

We look forward to seeing you in person very soon.

Have a great and safe day.

Forward Looking Statements

This release includes “forward-looking” statements. Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as “anticipate,” “believe,” “intend,” “project,” “plan,” “expect,” “continue,” “estimate,” “goal,” “forecast,” “may” or similar expressions help identify forward-looking statements. American Midstream Partners and JP Energy Partners cannot give any assurance that expectations and projections about future events will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. These risks and uncertainties include the risks that the proposed transaction may not be consummated or the benefits contemplated therefrom may not be realized. Additional risks include the following: the ability to obtain requisite regulatory and unitholder approval and the satisfaction of the other conditions to the consummation of the proposed transaction, the ability of American Midstream Partners to successfully integrate JP Energy Partners’ operations and employees and realize anticipated synergies and cost savings, the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers, customers, competitors and credit rating agencies, and the ability to achieve revenue and other financial growth, and volatility in the price of oil, natural gas, and natural gas liquids. Actual results and outcomes may differ materially from those expressed in such forward-looking statements. These and other risks and uncertainties are discussed in more detail in filings made by American Midstream Partners and JP Energy Partners with the Securities and Exchange Commission (the “SEC”), which are available to the public. American Midstream Partners and JP Energy Partners undertake no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Additional Information and Where to Find It

In connection with the proposed transaction, American Midstream Partners, as the parent company resulting from the transaction, intends to file with the SEC a registration statement on Form S-4 that will include the proxy statement/prospectus of JP Energy Partners in respect of the meeting of its unitholders to approve the proposed transaction, and other relevant documents to be mailed by American Midstream Partners and JP Energy Partners to their respective security holders in connection with the proposed transaction between American Midstream Partners and JP Energy Partners. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT, INCLUDING THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION about American Midstream Partners, JP Energy Partners, and the proposed transaction. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, a copy of the registration statement on Form S-4 and proxy statement/prospectus may be obtained free of charge from JP Energy Partners’ internet website for investors at http://ir.jpenergypartners.com, and from American Midstream Partners’ investor relations website at http://www.americanmidstream.com/investor-relations. Investors and security holders may also read and copy any reports, statements and other information filed by American Midstream Partners and JP Energy Partners with the SEC at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation of Votes

American Midstream and JP Energy Partners and their directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies for in connection with the proposed transaction. Information regarding JP Energy Partners’ directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC on February 29, 2016. Information regarding American Midstream Partners’ directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on March 7, 2016. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus, American Midstream Partners’ registration statement and other relevant materials to be filed with the SEC when they become available.

In addition, we have an all-hands conference call scheduled today at 11:15 AM CDT. Please dial (866) 393-4306; Conference Name: American Midstream All Hands Call October 24 .

Sincerely,

Lynn L. Bourdon, III

Forward Looking Statements

This communication includes “forward-looking” statements. Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as “anticipate,” “believe,” “intend,” “project,” “plan,” “expect,” “continue,” “estimate,” “goal,” “forecast,” “may,” “will” or similar expressions help identify forward-looking statements. American Midstream and JP Energy cannot give any assurance that expectations and projections about future events will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. These risks and uncertainties include the risks that the proposed transaction may not be consummated or the benefits contemplated therefrom may not be realized. Additional risks include the following: the ability to obtain requisite regulatory and unitholder approval and the satisfaction of the other conditions to the consummation of the proposed transaction, the ability of American Midstream to successfully integrate JP Energy’s operations and employees and realize anticipated synergies and cost savings, actions by third parties, the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers, customers, competitors and credit rating agencies, and the ability to achieve revenue and other financial growth, and volatility in the price of oil, natural gas, and natural gas liquids. Actual results and outcomes may differ materially from those expressed in such forward-looking statements. These and other risks and uncertainties are discussed in more detail in filings made by American Midstream and JP Energy with the Securities and Exchange Commission (the “SEC”), which are available for free at www.sec.gov. American Midstream and JP Energy undertake no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find it

This communication relates to a proposed business combination between American Midstream and JP Energy. In connection with the proposed transaction, American Midstream and/or JP Energy expect to file a proxy statement/prospectus and other documents with the Securities and Exchange Commission (“SEC”). WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to unitholders of JP Energy. Investors and security holders will be able to obtain these materials (if and when they are available) free of charge at the SEC’s website, www.sec.gov. In addition, copies of any documents filed with the SEC may be obtained free of charge from JP Energy’s internet website for investors at http://ir.jpenergypartners.com, and from American Midstream’s investor relations website at http://www.americanmidstream.com/investor-relations. Investors and security holders may also read and copy any reports, statements and other information filed by American Midstream and JP Energy with the SEC at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participation in the Solicitation of Votes

American Midstream and JP Energy and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding JP Energy’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC on February 29, 2016. Information regarding American Midstream’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on March 7, 2016. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.